                                                                   Exhibit 99.10

                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      This is an Assignment, Assumption and Recognition Agreement (the "Agreement") made this 1st day of July, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignee") and CitiMortgage, Inc., having an address at 750 Washington Blvd., Stamford, Connecticut 06901 ("CitiMortgage").

      In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans (the "Mortgage Loans") listed on Attachment 1 annexed hereto (the "Mortgage Loan Schedule") now serviced by CitiMortgage for Assignor and its successors and assigns pursuant to the Mortgage Servicing Purchase and Sale Agreement dated as of May 31, 2006, between Assignor and CitiMortgage (the "Servicing Agreement") shall be subject to the terms of this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

                            ASSIGNMENT AND ASSUMPTION

      1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Mortgage Loans and, to the extent of the Mortgage Loans, all of its right, title and interest in, to and under the Servicing Agreement.

         MODIFICATIONS OF CERTAIN PROVISIONS OF THE SERVICING AGREEMENT

      2. For purposes of servicing the Mortgage Loans hereunder, the parties hereto agree that the provisions of the Servicing Agreement shall be modified in the manner set forth on Exhibit A hereto.

                                   WARRANTIES

      3. Assignor warrants and represents to, and covenants with, the Assignee as of the date hereof that:

      (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

      (b) Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever and upon the transfer of the Mortgage Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of Assignee's interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

      (c) There are no offsets, counterclaims or other defenses available to Assignor with respect to the Mortgage Loans or the Servicing Agreement;

      (d) Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, the Mortgage Loans;

      (e) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

      (f) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and CitiMortgage, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

      (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

      4. Assignee warrants and represents to, and covenants with, Assignor and CitiMortgage that as of the date hereof:

      (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

      (b) Assignee has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of

Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and CitiMortgage, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

      (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby; and

      (d) Assignee agrees to be bound, as "Seller" (as such term is defined under the Servicing Agreement), by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of Assignor and CitiMortgage all of Assignor's obligations as Seller thereunder.

      5. CitiMortgage warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

      (a) CitiMortgage is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

      (b) CitiMortgage has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of CitiMortgage's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of CitiMortgage's charter or by-laws or any legal restriction, or any material agreement or instrument to which CitiMortgage is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which CitiMortgage or its property is subject. The execution, delivery and performance by CitiMortgage of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of CitiMortgage. This Agreement has been duly executed and delivered by CitiMortgage and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of CitiMortgage enforceable against CitiMortgage in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

      (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by CitiMortgage in connection with the execution, delivery or performance by CitiMortgage of this Agreement, or the consummation by it of the transactions contemplated hereby.

                             RECOGNITION OF ASSIGNEE

      6. From and after the date hereof, CitiMortgage shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans in accordance with the Servicing Agreement, as if Assignee and CitiMortgage had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of Assignor, CitiMortgage and Assignee that the Agreement will constitute a separate and distinct servicing agreement, and the entire agreement, between CitiMortgage and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

      7. The Mortgage Loans shall be serviced by CitiMortgage for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

      8. CitiMortgage acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). CitiMortgage shall deliver all reports required to be delivered under the Servicing Agreement to:

         Wells Fargo Bank, N.A.
         9062 Old Annapolis Road
         Columbia, Maryland 21045
         Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-A4

      9. CitiMortgage hereby acknowledges that the Master Servicer has the right to enforce all obligations of CitiMortgage under the Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate CitiMortgage, as purchaser under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by CitiMortgage under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by CitiMortgage under the Servicing Agreement, the right to examine the books and records of CitiMortgage and the right to exercise certain rights of consent and approval of the "Seller" under the Servicing Agreement. Notwithstanding the foregoing, it is understood that CitiMortgage shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of CitiMortgage which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Seller" under the Servicing Agreement and this Agreement only to the extent that the Master Servicer has any obligations of the "Seller". In addition, the Assignee shall indemnify CitiMortgage and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that CitiMortgage may sustain in any way related to (a) actions or inactions of CitiMortgage which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Seller" under the Servicing Agreement and this Agreement. CitiMortgage shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416
          For further credit to: MLMI 2006-A4
          Distribution Account Number: 50935300

      10. For purposes of both Section L and Section AA of Exhibit M of the Servicing Agreement, CitiMortgage is hereby notified, and CitiMortgage hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

                                  MISCELLANEOUS

      11. All demands, notices and communications related to the Mortgage Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

      (a) In the case of CitiMortgage,

          CitiMortgage, Inc.
          1000 Technology Drive, MS 55,
          O'Fallon, Missouri 63368
          Attention: Capital Markets

          with a copy to

          Investor Reporting Department, MS 314

      (b) In the case of Assignee,

          Merrill Lynch Mortgage Investors, Inc.
          4 World Financial Center, 10th Floor
          New York, New York 10281
          Attention: MLMI 2006-A4

      (c) In the case of Assignor,

          Merrill Lynch Mortgage Lending, Inc.
          4 World Financial Center, South Tower
          New York, New York 10281
          Attention: MLMI 2006-A4

      12. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      14. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, Assignee or CitiMortgage may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, Assignee or CitiMortgage, respectively, hereunder.

      15. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Servicing Agreement.

      16. This Agreement shall terminate upon a clean up call of the Merrill Lynch Mortgage Investors Trust, Series 2006-A4; provided, however, that the Servicer shall continue to service the Mortgage Loans subject to such clean up call pursuant to the Servicing Agreement.

      17. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                                                                   Exhibit 99.10

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor

By: ________________________________________
Name:
Title:

MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee

By: ________________________________________
Name:
Title:

CITIMORTGAGE, INC.
Company

By: ________________________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer
By: ________________________________________
Name:
Title:

                                  ATTACHMENT 1

                             MORTGAGE LOAN SCHEDULE

                                  ATTACHMENT 2

                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT

                                                                   Exhibit 99.10
                                                                  EXECUTION COPY

                                    Exhibit A

                    Modifications to the Servicing Agreement

1. The third paragraph of Section 12.01 is hereby modified by the insertion of the word "with" following the words "shall cooperate" and by the deletion of the words "notice of".

2. Section 12.03(e) is hereby modified by the insertion of the words ", any Master Servicer" immediately following the words "(x) written notice to the Seller".

3. Section 12.03(g) is hereby modified by the insertion of the words "copies or other evidence of fidelity bond insurance and errors and omissions insurance," immediately following the words "the person signing any certification or statement,".

4. Section 12.04 is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request".

5. Section 12.05(a)(i) is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request" within the parenthetical.

6. Section 12.05(a)(ii) is hereby modified by the insertion of the words "in the case of the Depositor," before the words "upon request" within the parenthetical.

7. Section 12.05(a)(iii) is hereby modified by replacing the word "and" following the words "Regulation AB," with the words "to deliver" and by the insertion of the word "and" immediately following the words "Section 12.04,".

8. Section 12.05(a)(iv) is hereby modified by the deletion of the words "if requested by any Depositor or any Master Servicer not later than March 1 of the calendar year in which such certification is to be delivered," and by the insertion of the words "(in the case of the Depositor, solely if requested prior to March 1 of the calendar year in which such certification is to be delivered).

9.    Exhibit M is hereby modified by replacing the first paragraph of Section
      (N) with the following paragraph:

            On or before the fifth (5th) Business Day of each month, the Purchaser shall furnish to the Seller or its designee, in mutually agreeable electronic format and as to the latest Due Period, the information included in the delinquency report set forth in Exhibit M-1, the monthly remittance advice set forth in Exhibit M-2, and the realized loss report set forth in Exhibit M-3 (provided that the information to be provided in each case may be either in the form set forth in the applicable exhibit or in such other form as the parties shall agree or have previously agreed upon), together with such other information with respect to the Mortgage Loans as the Seller may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith.

10. Exhibit M is hereby modified by the deletion of sections (S) and (T) and Subsection (i) of Section (W).

11. Exhibit M is hereby modified by the deletion, from paragraph (b) of Section (Y), the words "without cause, including without limitation upon exercise of any clean up call with respect to a Reconstitution" and by the insertion in such paragraph, immediately following the words "with respect to the Servicing so terminated" the words "; provided, no such termination fee shall be payable in any case of termination for cause or termination pursuant to the exercise of any clean up call with respect to a Reconstitution".

12. Exhibit M-1 is hereby modified by replacing such exhibit in its entirety with Exhibit B-1 to this Assignment, Assumption and Recognition Agreement.

13. Exhibit M-2 is hereby modified by replacing such exhibit in its entirety with Exhibit B-2 to this Assignment, Assumption and Recognition Agreement.

14. The Servicing Agreement is hereby modified by the addition of a new Exhibit M-3, which shall be identical to Exhibit B-3 to this Assignment, Assumption and Recognition Agreement

                                                                   Exhibit 99.10
                                                                  EXECUTION COPY

                                   Exhibit B-1

                                 Monthly Report

COLUMN NAME             DESCRIPTION                                         DECIMAL  FORMAT COMMENT                      MAX SIZE
----------------------  --------------------------------------------------  -------  ----------------------------------  --------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group           Text up to 10 digits                    20
                        of loans.

LOAN_NBR                A unique identifier assigned to each loan by the             Text up to 10 digits                    10
                        investor.

SERVICER_LOAN_NBR       A unique number assigned to a loan by the                    Text up to 10 digits                    10
                        Servicer. This may be different than the LOAN_NBR.

BORROWER_NAME           The borrower name as received in the file.  It is            Maximum length of 30 (Last, First)      30
                        not separated by first and last name.

SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest     2     No commas(,) or dollar signs ($)        11
                        payment that a borrower is expected to pay, P&I
                        constant.

NOTE_INT_RATE           The loan interest rate as reported by the Servicer.    4     Max length of 6                          6

NET_INT_RATE            The loan gross interest rate less the service fee      4     Max length of 6                          6
                        rate as reported by the Servicer.

SERV_FEE_RATE           The servicer's fee rate for a loan as reported by      4     Max length of 6                          6
                        the Servicer.

SERV_FEE_AMT            The servicer's fee amount for a loan as reported       2     No commas(,) or dollar signs ($)        11
                        by the Servicer.

NEW_PAY_AMT             The new loan payment amount as reported by the         2     No commas(,) or dollar signs ($)        11
                        Servicer.

NEW_LOAN_RATE           The new loan rate as reported by the Servicer.         4     Max length of 6                          6

ARM_INDEX_RATE          The index the Servicer is using to calculate a         4     Max length of 6                          6
                        forecasted rate.

ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the         2     No commas(,) or dollar signs ($)        11
                        beginning of the processing cycle.

ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end     2     No commas(,) or dollar signs ($)        11
                        of the processing cycle.

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the             MM/DD/YYYY                              10
                        borrower's next payment is due to the Servicer, as
                        reported by Servicer.

SERV_CURT_AMT_1         The first curtailment amount to be applied.            2     No commas(,) or dollar signs ($)        11

SERV_CURT_DATE_1        The curtailment date associated with the first               MM/DD/YYYY                              10
                        curtailment amount.

CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment      2     No commas(,) or dollar signs ($)        11
                        amount, if applicable.

COLUMN NAME             DESCRIPTION                                         DECIMAL  FORMAT COMMENT                      MAX SIZE
----------------------  --------------------------------------------------  -------  ----------------------------------  --------
SERV_CURT_AMT_2         The second curtailment amount to be applied.           2     No commas(,) or dollar signs ($)        11

SERV_CURT_DATE_2        The curtailment date associated with the second              MM/DD/YYYY                              10
                        curtailment amount.

CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment     2     No commas(,) or dollar signs ($)        11
                        amount, if applicable.

SERV_CURT_AMT_3         The third curtailment amount to be applied.            2     No commas(,) or dollar signs ($)        11

SERV_CURT_DATE_3        The curtailment date associated with the third               MM/DD/YYYY                              10
                        curtailment amount.

CURT_ADJ_AMT_3          The curtailment interest on the third curtailment      2     No commas(,) or dollar signs ($)        11
                        amount, if applicable.

PIF_AMT                 The loan "paid in full" amount as reported by the      2     No commas(,) or dollar signs ($)        11
                        Servicer.

PIF_DATE                The paid in full date as reported by the Servicer.           MM/DD/YYYY                              10

ACTION_CODE             The standard FNMA numeric code used to                       Action Code Key: 15=Bankruptcy,          2
                        indicate the default/delinquent status of                    30=Foreclosure, , 60=PIF,
                        a particular loan.                                           63=Substitution,
                                                                                     65=Repurchase,70=REO

INT_ADJ_AMT             The amount of the interest adjustment as reported      2     No commas(,) or dollar signs ($)        11
                        by the Servicer.

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if           2     No commas(,) or dollar signs ($)        11
                        applicable.

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.        2     No commas(,) or dollar signs ($)        11

LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if       2     No commas(,) or dollar signs ($)        11
                        applicable.

SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at      2     No commas(,) or dollar signs ($)        11
                        the beginning of the cycle date to be passed
                        through to investors.

SCHED_END_PRIN_BAL      The scheduled principal balance due to investors       2     No commas(,) or dollar signs ($)        11
                        at the end of a processing cycle.

SCHED_PRIN_AMT          The scheduled principal amount as reported by the      2     No commas(,) or dollar signs ($)        11
                        Servicer for the current cycle -- only
                        applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT           The scheduled gross interest amount less the           2     No commas(,) or dollar signs ($)        11
                        service fee amount for the current cycle
                        as reported by the Servicer -- only
                        applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT           The actual principal amount collected by the           2     No commas(,) or dollar signs ($)        11
                        Servicer for the current reporting cycle
                        -- only applicable for Actual/Actual
                        Loans.

ACTL_NET_INT            The actual gross interest amount less the service      2     No commas(,) or dollar signs ($)        11
                        fee amount for the current reporting cycle
                        as reported by the Servicer -- only
                        applicable for Actual/Actual Loans.

COLUMN NAME             DESCRIPTION                                         DECIMAL  FORMAT COMMENT                      MAX SIZE
----------------------  --------------------------------------------------  -------  ----------------------------------  --------
PREPAY_PENALTY_ AMT     The penalty amount received when a borrower            2     No commas(,) or dollar signs ($)        11
                        prepays on his loan as reported by the Servicer.

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived      2     No commas(,) or dollar signs ($)        11
                        by the servicer.

MOD_DATE                The Effective Payment Date of the Modification for           MM/DD/YYYY                              10
                        the loan.

MOD_TYPE                The Modification Type.                                       Varchar - value can be alpha or
                                                                                     numeric                                 30

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest         2     No commas(,) or dollar signs ($)        11
                        advances made by Servicer.

                                                                   Exhibit 99.10
                                                                  EXECUTION COPY

                                   Exhibit B-2

                           Monthly Delinquency Report

COLUMN/HEADER NAME                                DESCRIPTION                                DECIMAL    FORMAT COMMENT
---------------------------  -------------------------------------------------------------   -------    --------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer. This
                             may be different than the LOAN_NBR

LOAN_NBR                     A unique identifier assigned to each loan by the originator.

CLIENT_NBR                   Servicer Client Number

SERV_INVESTOR_NBR            Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME          First Name of the Borrower.

BORROWER_LAST_NAME           Last name of the borrower.

PROP_ADDRESS                 Street Name and Number of Property

PROP_STATE                   The state where the  property located.

PROP_ZIP                     Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment is due to the                    MM/DD/YYYY
                             servicer at the end of processing cycle, as reported by
                             Servicer.

LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was filed.                          MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR          The case number assigned by the court to the bankruptcy
                             filing.

POST_PETITION_DUE_DATE       The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                             by the courts

BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                             Dismissal, Discharged and/or a Motion For Relief Was
                             Granted.

LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY

LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY

FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                             instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY

FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                             Action

COLUMN/HEADER NAME                                DESCRIPTION                                DECIMAL    FORMAT COMMENT
---------------------------  -------------------------------------------------------------   -------    --------------
FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY

FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                                   MM/DD/YYYY

FRCLSR_SALE_AMT              The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

EVICTION_START_DATE          The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY

EVICTION_COMPLETED_DATE      The date the court revokes legal possession of the property                MM/DD/YYYY
                             from the borrower.

LIST_PRICE                   The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

LIST_DATE                    The date an REO property is listed at a particular price.                  MM/DD/YYYY

OFFER_AMT                    The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

OFFER_DATE_TIME              The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY

REO_CLOSING_DATE             The date the REO sale of the property is scheduled to close.               MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                                                    MM/DD/YYYY

OCCUPANT_CODE                Classification of how the property is occupied.

PROP_CONDITION_CODE          A code that indicates the condition of the property.

PROP_INSPECTION_DATE         The date a  property inspection is performed.                              MM/DD/YYYY

APPRAISAL_DATE               The date the appraisal was done.                                           MM/DD/YYYY

CURR_PROP_VAL                The current "as is" value of the property based on brokers         2
                             price opinion or appraisal.

REPAIRED_PROP_VAL            The amount the property would be worth if repairs are              2
                             completed pursuant to a broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan

DELINQ_REASON_CODE           The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                             Insurance Company.

MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY

COLUMN/HEADER NAME                                DESCRIPTION                                DECIMAL    FORMAT COMMENT
---------------------------  -------------------------------------------------------------   -------    --------------
MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY

POOL_CLAIM_AMT               Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                             Insurer

POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_A_CLAIM_FILED_DATE  Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY

FHA_PART_A_CLAIM_AMT         Amount of FHA Part A Claim Filed                                   2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_A_CLAIM_PAID_DATE   Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT    Amount HUD Paid on Part A Claim                                    2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_B_CLAIM_FILED_DATE  Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY

FHA_PART_B_CLAIM_AMT         Amount of FHA Part B Claim Filed                                   2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_B_CLAIM_PAID_DATE   Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT    Amount HUD Paid on Part B Claim                                    2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

VA_CLAIM_FILED_DATE          Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY

VA_CLAIM_PAID_DATE           Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY

VA_CLAIM_PAID_AMT            Amount Veterans Admin. Paid on VA Claim                            2       No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      -     ASUM- Approved Assumption

      -     BAP- Borrower Assistance Program

      -     CO- Charge Off

      -     DIL- Deed-in-Lieu

      -     FFA- Formal Forbearance Agreement

      -     MOD- Loan Modification

      -     PRE- Pre-Sale

      -     SS- Short Sale

      -     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      -     Mortgagor

      -     Tenant

      -     Unknown

      -     Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      -     Damaged

      -     Excellent

      -     Fair

      -     Gone

      -     Good

      -     Poor

      -     Special Hazard

      -     Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE         DELINQUENCY DESCRIPTION
----------------         -----------------------------------------
001                      FNMA-Death of principal mortgagor
002                      FNMA-Illness of principal mortgagor
003                      FNMA-Illness of mortgagor's family member
004                      FNMA-Death of mortgagor's family member
005                      FNMA-Marital difficulties
006                      FNMA-Curtailment of income
007                      FNMA-Excessive Obligation
008                      FNMA-Abandonment of property
009                      FNMA-Distant employee transfer
011                      FNMA-Property problem
012                      FNMA-Inability to sell property
013                      FNMA-Inability to rent property
014                      FNMA-Military Service
015                      FNMA-Other
016                      FNMA-Unemployment
017                      FNMA-Business failure
019                      FNMA-Casualty loss
022                      FNMA-Energy environment costs
023                      FNMA-Servicing problems
026                      FNMA-Payment adjustment
027                      FNMA-Payment dispute
029                      FNMA-Transfer of ownership pending
030                      FNMA-Fraud
031                      FNMA-Unable to contact borrower
INC                      FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE        STATUS DESCRIPTION
-----------        ------------------------------------------
    09             Forbearance
    17             Pre-foreclosure Sale Closing Plan Accepted
    24             Government Seizure
    26             Refinance
    27             Assumption
    28             Modification
    29             Charge-Off
    30             Third Party Sale
    31             Probate
    32             Military Indulgence
    43             Foreclosure Started
    44             Deed-in-Lieu Started
    49             Assignment Completed
    61             Second Lien Considerations
    62             Veteran's Affairs-No Bid
    63             Veteran's Affairs-Refund
    64             Veteran's Affairs-Buydown
    65             Chapter 7 Bankruptcy
    66             Chapter 11 Bankruptcy
    67             Chapter 13 Bankruptcy

                                                                   Exhibit 99.10
                                                                  EXECUTION COPY

                                   Exhibit B-3

                              Realized Loss Report

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                Date: _______________
Phone:  ______________________      Email Address:_____________________

      Servicer Loan No.           Servicer Name           Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________
Borrower's Name:________________________________________________________
Property Address:_______________________________________________________________
LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan    $ ________________ (1)
(2)  Interest accrued at Net Rate                          ________________ (2)
(3)  Accrued Servicing Fees                                ________________ (3)
(4)  Attorney's Fees                                       ________________ (4)
(5)  Taxes                                                 ________________ (5)
(6)  Property Maintenance                                  ________________ (6)
(7)  MI/Hazard Insurance Premiums                          ________________ (7)
(8)  Utility Expenses                                      ________________ (8)
(9)  Appraisal/BPO                                         ________________ (9)
(10) Property Inspections                                  ________________ (10)
(11) FC Costs/Other Legal Expenses                         ________________ (11)
(12) Other (itemize)                                     $ ________________ (12)
         Cash for Keys__________________________           ________________
         HOA/Condo Fees_________________________           ________________
         _______________________________________           ________________
         _______________________________________           ________________
         TOTAL EXPENSES                                  $ ________________ (13)
CREDITS:
(14) Escrow Balance                                      $ ________________ (14)
(15) HIP Refund                                            ________________ (15)
(16) Rental Receipts                                       ________________ (16)
(17) Hazard Loss Proceeds                                  ________________ (17)
(18) Primary Mortgage Insurance Proceeds                   ________________ (18)

(19) Pool Insurance Proceeds                               ________________ (19)
(20) Proceeds from Sale of Acquired Property               ________________ (20)
(21) Other (itemize)                                       ________________ (21)
     _________________________________________             ________________
     _________________________________________             ________________
     TOTAL CREDITS                                       $ ________________ (22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                  $ ________________ (23)

CALCULATION OF REALIZED LOSS/GAIN - INSTRUCTION SHEET

      The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.   The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.   The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).